Investments	12 Months Ended
Dec. 31, 2017
Investments Schedule [Abstract]
Investments
INVESTMENTS
Our securities are reported at fair value, with the changes in fair value of these securities (other than hybrid securities and derivative instruments) reported as a component of accumulated other comprehensive income, net of deferred income taxes. The changes in fair value of the hybrid securities and derivative instruments are recorded as a component of net realized gains (losses) on securities.
The following tables present the composition of our investment portfolio by major security type, consistent with our internal classification of how we manage, monitor, and measure the portfolio. The net holding period gains (losses) represent the amounts realized on our hybrid securities only (see discussion below).

($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Net Realized Gains (Losses)	Fair Value	% of Total Fair Value
December 31, 2017
Fixed maturities:
U.S. government obligations	$6,688.8	$1.1	$(44.0)	$0	$6,645.9	24.4%
State and local government obligations	2,285.6	20.7	(9.3)	0.1	2,297.1	8.4
Foreign government obligations	0	0	0	0	0	0
Corporate debt securities	4,997.2	14.8	(14.4)	0.1	4,997.7	18.3
Residential mortgage-backed securities	828.8	11.3	(3.4)	0	836.7	3.1
Commercial mortgage-backed securities	2,760.1	11.8	(13.3)	0	2,758.6	10.1
Other asset-backed securities	2,454.5	4.5	(4.5)	0.2	2,454.7	9.0
Redeemable preferred stocks	194.9	17.8	(1.5)	(0.2)	211.0	0.8
Total fixed maturities	20,209.9	82.0	(90.4)	0.2	20,201.7	74.1
Equity securities:
Nonredeemable preferred stocks	698.6	114.0	(8.8)	0	803.8	2.9
Common equities	1,499.0	1,901.0	(0.2)	0	3,399.8	12.5
Short-term investments	2,869.4	0	0	0	2,869.4	10.5
Total portfolio[1,2]	$25,276.9	$2,097.0	$(99.4)	$0.2	$27,274.7	100.0%

($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Net Realized Gains (Losses)	Fair Value	% of Total Fair Value
December 31, 2016
Fixed maturities:
U.S. government obligations	$2,899.2	$0	$(29.1)	$0	$2,870.1	12.2%
State and local government obligations	2,509.5	13.8	(20.7)	0	2,502.6	10.7
Foreign government obligations	24.5	0	0	0	24.5	0.1
Corporate debt securities	4,557.8	17.3	(24.3)	0.1	4,550.9	19.4
Residential mortgage-backed securities	1,489.7	23.7	(15.6)	1.5	1,499.3	6.4
Commercial mortgage-backed securities	2,266.9	12.0	(25.5)	0	2,253.4	9.6
Other asset-backed securities	2,350.7	4.6	(4.4)	0.2	2,351.1	10.0
Redeemable preferred stocks	188.8	5.1	(2.0)	0	191.9	0.8
Total fixed maturities	16,287.1	76.5	(121.6)	1.8	16,243.8	69.2
Equity securities:
Nonredeemable preferred stocks	734.2	135.4	(16.1)	0	853.5	3.6
Common equities	1,437.5	1,377.0	(2.1)	0	2,812.4	12.0
Short-term investments	3,572.9	0	0	0	3,572.9	15.2
Total portfolio[1,2]	$22,031.7	$1,588.9	$(139.8)	$1.8	$23,482.6	100.0%

[1] Our portfolio reflects the effect of unsettled security transactions and collateral on any open derivative positions; at December 31, 2017, $5.8 million was included in “other assets,” compared to $27.8 million in “other liabilities” at December 31, 2016.
[2] The total fair value of the portfolio at December 31, 2017 and 2016 included $1.6 billion and $1.3 billion, respectively, of securities held in a consolidated, non-insurance subsidiary of the holding company, net of any unsettled security transactions.
The increase in fixed-maturity securities, primarily U.S. government obligations, and decrease in short-term investments since December 31, 2016, was due to a decision to slightly lengthen the average maturity of the portfolio late in the fourth quarter 2017 in response to the rising interest rate environment.
At December 31, 2017, bonds and certificates of deposit in the principal amount of $222.6 million were on deposit to meet state insurance regulatory and/or rating agency requirements. We did not hold any securities of any one issuer, excluding U.S. government obligations, with an aggregate cost or fair value exceeding 10% of total shareholders’ equity at December 31, 2017 or 2016. At December 31, 2017, we did not hold any debt securities that were non-income producing during the preceding 12 months.
Short-Term Investments Our short-term investments may include commercial paper and other investments that are expected to mature or are redeemable within one year. We did not hold any treasury bills issued by the Australian government at December 31, 2017 or 2016.
We did not have any open repurchase or reverse repurchase transactions in our short-term investment portfolio at December 31, 2017 or 2016. To the extent we had any repurchase and reverse repurchase transactions with the same counterparty and subject to an enforceable master netting arrangement, we could elect to offset these transactions. Consistent with past practice, we have elected not to offset these transactions and, therefore, report these transactions on a gross basis on our balance sheets.
Hybrid Securities Included in our fixed maturities are hybrid securities, which are reported at fair value at December 31:

(millions)	2017	2016
State and local government obligations	$6.1	$0
Corporate debt securities	99.8	40.1
Residential mortgage-backed securities	0	170.5
Other asset-backed securities	6.7	8.9
Redeemable preferred stocks	30.3	0
Total hybrid securities	$142.9	$219.5

Certain securities in our portfolio are accounted for as hybrid securities because they contain embedded derivatives that are not deemed to be clearly and closely related to the host investments. Since the embedded derivative does not have an observable intrinsic value (e.g., change-in-control put options, debt-to-equity conversion, or any other feature unrelated to the credit quality or risk of default of the issuer that could impact the amount or timing of our expected future cash flows), we have elected to record the change in fair value of the entire security through income as a realized gain or loss.
Fixed Maturities  The composition of fixed maturities by maturity at December 31, 2017, was:

(millions)	Cost	Fair Value
Less than one year	$3,964.1	$3,980.0
One to five years	12,706.5	12,671.3
Five to ten years	3,294.4	3,306.9
Ten years or greater	244.9	243.5
Total	$20,209.9	$20,201.7

Asset-backed securities are classified in the maturity distribution table based upon their projected cash flows. All other securities that do not have a single maturity date are reported based upon expected average maturity. Contractual maturities may differ from expected maturities because the issuers of the securities may have the right to call or prepay obligations.

Gross Unrealized Losses  As of December 31, 2017, we had $99.2 million of gross unrealized losses in our fixed-income securities (i.e., fixed-maturity securities and nonredeemable preferred stocks) and $0.2 million in our common equities. We currently do not intend to sell the fixed-income securities and determined that it is more likely that we will not be required to sell these securities for the period of time necessary to recover their cost bases. A review of our fixed-income securities indicated that the issuers were current with respect to their interest obligations and that there was no evidence of deterioration of the current cash flow projections that would indicate we would not receive the remaining principal at maturity. For common equities, 96% of our common stock portfolio was indexed to the Russell 1000; as such, this portfolio may contain securities in a loss position for an extended period of time, subject to possible write-downs, as described below. We may retain these securities as long as the portfolio and index correlation remain similar. To the extent there is issuer-specific deterioration, we may write-down the securities of that issuer. The remaining 4% of our common stocks were part of a managed equity strategy selected and administered by an external investment advisor. If our review of loss position securities were to indicate there was a fundamental, or market, impairment on these securities that was determined to be other-than-temporary, we would recognize a write-down in accordance with our stated policy.
The following tables show the composition of gross unrealized losses by major security type and by the length of time that individual securities have been in a continuous unrealized loss position:

	Total No. of Sec.	Total Fair Value	Gross Unrealized Losses	Less than 12 Months			12 Months or Greater
($ in millions)				No. of Sec.	Fair Value	Unrealized Losses	No. of Sec.	Fair Value	Unrealized Losses
December 31, 2017
Fixed maturities:
U.S. government obligations	58	$5,817.0	$(44.0)	41	$4,869.3	$(34.6)	17	$947.7	$(9.4)
State and local government obligations	358	1,200.3	(9.3)	230	737.6	(4.4)	128	462.7	(4.9)
Corporate debt securities	222	2,979.4	(14.4)	171	2,072.9	(9.1)	51	906.5	(5.3)
Residential mortgage-backed securities	201	300.9	(3.4)	30	75.1	(0.2)	171	225.8	(3.2)
Commercial mortgage-backed securities	105	1,682.3	(13.3)	63	1,221.2	(5.9)	42	461.1	(7.4)
Other asset-backed securities	197	1,837.3	(4.5)	134	1,377.8	(3.3)	63	459.5	(1.2)
Redeemable preferred stocks	2	21.8	(1.5)	1	10.8	(0.1)	1	11.0	(1.4)
Total fixed maturities	1,143	13,839.0	(90.4)	670	10,364.7	(57.6)	473	3,474.3	(32.8)
Equity securities:
Nonredeemable preferred stocks	4	127.8	(8.8)	1	56.5	(0.5)	3	71.3	(8.3)
Common equities	19	13.4	(0.2)	18	13.4	(0.2)	1	0	0
Total equity securities	23	141.2	(9.0)	19	69.9	(0.7)	4	71.3	(8.3)
Total portfolio	1,166	$13,980.2	$(99.4)	689	$10,434.6	$(58.3)	477	$3,545.6	$(41.1)

	Total No. of Sec.	Total Fair Value	Gross Unrealized Losses	Less than 12 Months			12 Months or Greater
($ in millions)				No. of Sec.	Fair Value	Unrealized Losses	No. of Sec.	Fair Value	Unrealized Losses
December 31, 2016
Fixed maturities:
U.S. government obligations	30	$2,774.0	$(29.1)	30	$2,774.0	$(29.1)	0	$0	$0
State and local government obligations	618	1,497.9	(20.7)	584	1,404.3	(19.6)	34	93.6	(1.1)
Corporate debt securities	184	2,615.1	(24.3)	175	2,559.9	(24.0)	9	55.2	(0.3)
Residential mortgage-backed securities	233	953.7	(15.6)	117	209.7	(1.7)	116	744.0	(13.9)
Commercial mortgage-backed securities	111	1,347.3	(25.5)	85	1,061.2	(22.9)	26	286.1	(2.6)
Other asset-backed securities	103	1,605.2	(4.4)	89	1,423.3	(3.9)	14	181.9	(0.5)
Redeemable preferred stocks	2	31.0	(2.0)	0	0	0	2	31.0	(2.0)
Total fixed maturities	1,281	10,824.2	(121.6)	1,080	9,432.4	(101.2)	201	1,391.8	(20.4)
Equity securities:
Nonredeemable preferred stocks	13	329.6	(16.1)	8	175.2	(3.8)	5	154.4	(12.3)
Common equities	75	22.1	(2.1)	69	19.7	(1.7)	6	2.4	(0.4)
Total equity securities	88	351.7	(18.2)	77	194.9	(5.5)	11	156.8	(12.7)
Total portfolio	1,369	$11,175.9	$(139.8)	1,157	$9,627.3	$(106.7)	212	$1,548.6	$(33.1)

During 2017, the number of securities in our fixed-maturity portfolio with unrealized losses decreased, primarily the result of a narrowing of credit spreads during the year. We had no material decreases in valuation as a result of credit rating downgrades during the year. All of the fixed-maturity securities in an unrealized loss position at December 31, 2017 in the table above are current with respect to required principal and interest payments.

Since December 31, 2016, our nonredeemable preferred stocks with unrealized losses decreased to four securities, averaging approximately 6% of their total cost. The decrease in the number of securities was the result of valuation increases in the portfolio. We reviewed these securities and concluded that the unrealized losses are market-related adjustments to the values, which were determined not to be other-than-temporary; we expect to recover our initial investments on these securities. The number of issuers with unrealized losses in our common stock portfolio decreased during 2017. A review of the securities in a loss position did not uncover fundamental issues with the issuers that would indicate other-than-temporary impairments existed. Additionally, consensus analyst expectations for recovery in the next 12 months would put the fair values at or above our current book values. Lastly, we determined, as of the balance sheet date, that it was not likely these securities would be sold prior to that recovery.

Other-Than-Temporary Impairment (OTTI)  The following table shows the total non-credit portion of the OTTI recorded in accumulated other comprehensive income, reflecting the original non-credit loss at the time the credit impairment was determined (i.e., unadjusted for valuation changes subsequent to the original write-down):

	December 31,
(millions)	2017	2016
Fixed maturities:
Residential mortgage-backed securities	$(19.7)	$(43.3)
Commercial mortgage-backed securities	(0.3)	(0.6)
Total fixed maturities	$(20.0)	$(43.9)

The following tables provide rollforwards of the amounts related to credit losses recognized in earnings for the periods ended December 31, 2017, 2016, and 2015, for which a portion of the OTTI losses were also recognized in accumulated other comprehensive income at the time the credit impairments were determined and recognized:

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Total at December 31, 2016	$11.1	$0.4	$11.5
Credit losses for which an OTTI was not previously recognized	0	0.4	0.4
Reductions for securities sold/matured	(10.9)	(0.3)	(11.2)
Change in recoveries of future cash flows expected to be collected[1]	(0.2)	0	(0.2)
Total at December 31, 2017	$0	$0.5	$0.5

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Total at December 31, 2015	$12.4	$0.4	$12.8
Credit losses for which an OTTI was not previously recognized	0	0	0
Reductions for securities sold/matured	0	0	0
Change in recoveries of future cash flows expected to be collected[1]	(1.3)	0	(1.3)
Total at December 31, 2016	$11.1	$0.4	$11.5

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Total at December 31, 2014	$12.7	$0.4	$13.1
Credit losses for which an OTTI was not previously recognized	0	0	0
Reductions for securities sold/matured	(1.4)	0	(1.4)
Change in recoveries of future cash flows expected to be collected[1]	1.1	0	1.1
Total at December 31, 2015	$12.4	$0.4	$12.8

[1] Reflects expected recovery of prior period impairments that will be accreted into income over the remaining life of the security.
Although we determined it is more likely that we will not be required to sell the securities prior to the recovery of their respective cost bases (which could be maturity), we are required to measure the amount of potential credit losses on the securities that were in an unrealized loss position. In that process, we considered a number of factors and inputs related to the individual securities. The methodology and significant inputs used to measure the amount of credit losses in our portfolio included: current performance indicators on the business model or underlying assets (e.g., delinquency rates, foreclosure rates, and default rates); credit support (via current levels of subordination); historical credit ratings; and updated cash flow expectations based upon these performance indicators. In order to determine the amount of credit loss, if any, the net present value of the cash flows expected (i.e., expected recovery value) was calculated using the current book yield for each security, and was compared to its current amortized value. In the event that the net present value was below the amortized value, a credit loss would be deemed to exist, and the security would be written down. During the period ended December 31, 2017, we recorded a credit impairment write-down of $0.4 million. We did not have any credit impairment write-downs for the periods ended December 31, 2016 or 2015.
Realized Gains (Losses)  The components of net realized gains (losses) for the years ended December 31, were:

(millions)	2017	2016	2015
Gross realized gains on security sales
Fixed maturities:
U.S. government obligations	$6.2	$24.6	$17.5
State and local government obligations	10.5	16.0	7.8
Corporate and other debt securities	20.3	43.3	31.2
Residential mortgage-backed securities	23.8	2.5	4.9
Commercial mortgage-backed securities	4.9	13.3	15.7
Other asset-backed securities	0.3	0	0
Redeemable preferred stocks	8.5	20.9	0.1
Total fixed maturities	74.5	120.6	77.2
Equity securities:
Nonredeemable preferred stocks	58.4	11.9	65.3
Common equities	43.0	61.3	50.4
Short-term investments	0	0.1	0
Subtotal gross realized gains on security sales	175.9	193.9	192.9
Gross realized losses on security sales
Fixed maturities:
U.S. government obligations	(28.7)	(2.4)	(0.9)
State and local government obligations	(0.1)	(1.6)	(0.3)
Corporate and other debt securities	(5.1)	(2.5)	(5.0)
Residential mortgage-backed securities	(0.4)	(0.2)	(0.8)
Commercial mortgage-backed securities	(5.3)	(5.6)	(1.3)
Other asset-backed securities	(0.4)	0	0
Redeemable preferred stocks	(6.4)	(6.6)	0
Total fixed maturities	(46.4)	(18.9)	(8.3)
Equity securities:
Nonredeemable preferred stocks	(5.9)	(5.3)	(3.2)
Common equities	(12.2)	(15.7)	(38.4)
Short-term investments	(0.2)	(0.1)	0
Subtotal gross realized losses on security sales	(64.7)	(40.0)	(49.9)
Net realized gains (losses) on security sales
Fixed maturities:
U.S. government obligations	(22.5)	22.2	16.6
State and local government obligations	10.4	14.4	7.5
Corporate and other debt securities	15.2	40.8	26.2
Residential mortgage-backed securities	23.4	2.3	4.1
Commercial mortgage-backed securities	(0.4)	7.7	14.4
Other asset-backed securities	(0.1)	0	0
Redeemable preferred stocks	2.1	14.3	0.1
Total fixed maturities	28.1	101.7	68.9
Equity securities:
Nonredeemable preferred stocks	52.5	6.6	62.1
Common equities	30.8	45.6	12.0
Short-term investments	(0.2)	0	0
Subtotal net realized gains (losses) on security sales	111.2	153.9	143.0
Other-than-temporary impairment losses
Fixed maturities:
Commercial mortgage-backed securities	(0.4)	0	0
Redeemable preferred stocks	0	(25.3)	0
Total fixed maturities	(0.4)	(25.3)	0
Equity securities:
Common equities	(11.2)	(0.3)	(8.7)
Subtotal investment other-than-temporary impairment losses	(11.6)	(25.6)	(8.7)
Other asset impairment	(49.6)	(59.7)	0
Subtotal other-than-temporary impairment losses	(61.2)	(85.3)	(8.7)
Other gains (losses)
Hybrid securities	(1.6)	2.1	(1.3)
Derivative instruments	0	(20.0)	(20.7)
Litigation settlements	1.2	0.4	0.4
Subtotal other gains (losses)	(0.4)	(17.5)	(21.6)
Total net realized gains (losses) on securities	$49.6	$51.1	$112.7

Gross realized gains and losses were predominantly the result of sales transactions in our fixed-income portfolio related to movements in credit spreads and interest rates and sales from our equity portfolios. In addition, gains and losses reflect recoveries from litigation settlements related to investments and holding period valuation changes on hybrids and derivatives. Also included are write-downs for securities determined to be other-than-temporarily impaired. The other asset impairment relates to renewable energy investments, which are reflected in “other assets” on the balance sheet, under which the future pretax cash flows are expected to be less than the carrying value of the assets.
Net Investment Income  The components of net investment income for the years ended December 31, were:

(millions)	2017	2016	2015
Fixed maturities:
U.S. government obligations	$72.7	$18.2	$28.3
State and local government obligations	51.5	52.3	60.7
Foreign government obligations	0.3	0.4	0.4
Corporate debt securities	125.2	110.7	102.4
Residential mortgage-backed securities	34.7	47.3	54.3
Commercial mortgage-backed securities	79.6	81.6	74.6
Other asset-backed securities	47.1	28.0	22.0
Redeemable preferred stocks	11.8	14.9	15.0
Total fixed maturities	422.9	353.4	357.7
Equity securities:
Nonredeemable preferred stocks	44.1	48.6	43.7
Common equities	58.3	57.2	51.0
Short-term investments	37.8	19.7	2.2
Investment income	563.1	478.9	454.6
Investment expenses	(23.9)	(22.4)	(22.8)
Net investment income	$539.2	$456.5	$431.8

The amount of investment income we recognize varies from year to year based on the average assets during the year and the book yields of the securities in our portfolio. In addition to proceeds from debt offerings in each of the last three years, the increase in investment income in both 2017 and 2016, as compared to their prior respective years, reflects an increase in average assets of the portfolio due to the strong underwriting growth and profitability. During 2017, an additional increase was due to a slight increase in overall portfolio yield on new cash and portfolio turnover from our decision to lengthen our portfolio’s duration during the year. The increase in income in 2016 over 2015 also reflects a slight offset due to a lower portfolio yield as a result of the sharp decline in interest rates (which was prevalent during most of 2016), affecting investment yields on new cash and portfolio turnover, as well as our decision to shorten our portfolio duration early in 2016 and invest in a higher amount of short-term paper, which had lower overall yields.
Trading Securities  At December 31, 2017 and 2016, we did not hold any trading securities and we did not have any net realized gains (losses) on trading securities for the years ended December 31, 2017, 2016, and 2015.
Derivative Instruments  For all derivative positions discussed below, realized holding period gains and losses are netted with any upfront cash that may be exchanged under the contract to determine if the net position should be classified either as an asset or liability. To be reported as a net derivative asset and a component of the available-for-sale portfolio, the inception-to-date holding period (realized) gain on the derivative position at period end would have to exceed any upfront cash received. On the other hand, a net derivative liability would include any inception-to-date realized loss plus the amount of upfront cash received (or netted, if upfront cash was paid) and would be reported as a component of other liabilities. These net derivative assets/liabilities are not separately disclosed on the balance sheet due to their immaterial effect on our financial condition, cash flows, and results of operations.

The following table shows the status of our derivative instruments at December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016, and 2015:

(millions)					Balance Sheet[2]			Comprehensive Income Statement
	Notional Value[1]					Assets (Liabilities) Fair Value		Pretax Net Realized Gains (Losses)
								Years ended
	December 31,					December 31,		December 31,
Derivatives designated as:	2017	2016	2015	Purpose	Classification	2017	2016	2017	2016	2015
Hedging instruments
Closed:
Ineffective cash flow hedge	$31	$370	$18	Manage interest rate risk	NA	$0	$0	$0	$(1.3)	$0.2
Non-hedging instruments
Assets:
Interest rate swaps	0	0	750	Manage portfolio duration	Investments - fixed maturities	0	0	0	0	(23.4)
Closed:
Interest rate swaps	0	750	0	Manage portfolio duration	NA	0	0	0	(19.0)	0
U.S. Treasury Note futures	0	135	691	Manage portfolio duration	NA	0	0	0	0.3	2.5
Total	NA	NA	NA			$0	$0	$0	$(20.0)	$(20.7)

[1] The amounts represent the value held at year end for open positions and the maximum amount held during the year for closed positions.
2 To the extent we held both derivative assets and liabilities with the same counterparty that were subject to an enforceable master netting arrangement, we reported them on a gross basis on our balance sheets, consistent with our historical presentation.
NA = Not Applicable
CASH FLOW HEDGES
During March 2017, we entered into a forecasted debt issuance hedge, against a possible rise in interest rates, in conjunction with the $850 million of 4.125% Senior Notes due 2047 issued in April 2017. Upon issuance, we closed the hedge and recognized, as part of accumulated other comprehensive income, a pretax loss of $8.0 million in April 2017.

During the third quarter 2016, we entered into a $350 million forecasted transaction to hedge against a possible rise in interest rates in anticipation of a debt offering under which we issued $500 million of 2.45% Senior Notes due 2027. When the contract was closed, the $1.4 million loss on the derivative was immediately recognized as a realized loss.
The $31 million in 2017, the $18 million in 2015, and the remaining $20 million in 2016, out of the $370 million disclosed in the table above, of our ineffective cash flow hedge resulted from the repurchase of a portion of our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067, and we reclassified the unrealized gain on forecasted transactions to net realized gains on securities. The portion repurchased in 2017 resulted in an immaterial gain.
During 2017, we reclassified $0.3 million from accumulated other comprehensive income to interest expense on our closed debt issuance cash flow hedges, compared to $1.9 million during 2016 and $1.8 million during 2015.
See Note 4 – Debt for further discussion.
INTEREST RATE SWAPS and U.S. TREASURY FUTURES

We use interest rate swaps and treasury futures contracts from time to time to manage the fixed-income portfolio duration. We did not hold any interest rate swap positions at December 31, 2017 or 2016. At December 31, 2015, we held interest rate swap positions for which we were paying a fixed rate and receiving a variable rate, effectively shortening the duration of our fixed-income portfolio. As of December 31, 2015, the balance of the cash collateral that we had received from the applicable counterparty on our then open positions was $4.9 million. We did not open any U.S. treasury futures during 2017. We opened and closed treasury futures during 2016 and 2015; no positions were outstanding at either year end.